Exhibit 32.1 and 32.2
CERTIFICATION PURSUANT TO RULE 13a-14(b) OR
RULE 15d-14(b) and 18 U.S.C. §1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Renewable Energy Resources, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth Brown, Chief Executive Officer and Acting Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 11, 2007	By:	/s/ Kenneth Brown
Kenneth Brown
Title: Chief Executive Officer and Acting Principal Financial Officer of Renewable Energy Resources, Inc